UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2011

ANDREA ELECTRONICS CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-4324	11-0482020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Orville Drive, Suite 1, Bohemia, New York 11716

(Address of principal executive offices) (Zip Code)

(631) 719-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders of Andrea Electronics Corporation (the “Company”) was held on September 23, 2011.

(b) The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1. The following individuals were elected as directors, to serve until the next annual meeting of stockholders by the following vote:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes
Douglas J. Andrea	15,143,518	10,865,876	26,905,309
Gary A. Jones	15,308,958	10,700,436	26,905,309
Louis Libin	15,304,308	10,705,086	26,905,309
Joseph J. Migliozzi	16,879,408	9,129,986	26,905,309
Jonathan D. Spaet	14,353,943	11,655,451	26,905,309

2. The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
52,084,819	356,348	473,536

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ANDREA ELECTRONICS CORPORATION
(Registrant)

Date: September 28, 2011	By:	/s/ Corisa L. Guiffre
Corisa L. Guiffre
Vice President and Chief Financial Officer